UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 16, 2011

ELECTRONIC SYSTEMS TECHNOLOGY INC.
(A Washington Corporation)

Commission File no. 000-27793
IRS Employer Identification no. 91-1238077

415 N. Quay St. Bldg B1
Kennewick WA 99336
(Address of principal executive offices)

Registrant's telephone number, including area code:(509) 735-9092

ITEM 8.01. OTHER EVENTS

On August 16, 2011, the Company issued a press release announcing financial information for the three and six month period ended June 30, 2011. The press release is included by reference and is hereby attached as exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Financial Information Press Release issued August 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ JON CORREIO

By: Jon Correio
Vice President, Finance and Administration
Date: August 19, 2011